                              LETTER OF TRANSMITTAL
                TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING
                             SHARES OF COMMON STOCK
                                       OF

                       CINERGI PICTURES ENTERTAINMENT INC.
             SURRENDERED FOR CASH PAYMENT PURSUANT TO THE MERGER OF
              CPEI ACQUISITION, INC., A DELAWARE CORPORATION OWNED
                BY ANDREW G. VAJNA AND VALDINA CORPORATION N.V.,
                WITH AND INTO CINERGI PICTURES ENTERTAINMENT INC.

                                THE PAYING AGENT:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

       BY MAIL:              BY OVERNIGHT DELIVERY:             BY HAND:

 ChaseMellon Shareholder     ChaseMellon Shareholder    ChaseMellon Shareholder
   Services, L.L.C.            Services, L.L.C.              Services, L.L.C.
  Post Office Box 3305      85 Challenger Road - Mail   120 Broadway, 13th Floor
South Hackensack, NJ 07606        Drop-Reorg               New York, NY 10271
Attention: Reorganization   Ridgefield Park, NJ 07660  Attention: Reorganization
     Department             Attention: Reorganization         Department
                                  Department

                      Telephone Assistance: 1-800-777-3674

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  YOU MUST SIGN THIS LETTER OF
     TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE
                    SUBSTITUTE FORM W-9 SET FORTH ON PAGE 6.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF CERTIFICATE(S) ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED OWNER. SEE INSTRUCTION 3.

     THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY STOCKHOLDERS SURRENDERING CERTIFICATE(S) EVIDENCING SHARES (AS DEFINED BELOW) OF CINERGI PICTURES ENTERTAINMENT INC.


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                        DESCRIPTION OF SHARES SURRENDERED
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        Name(s) and Address(es)               Certificate(s) Surrendered
        of Registered Holder(s)         (Attach additional list if necessary.
   If there is any error in the name              See Instruction 7.)
    and address shown below, please
    make the necessary corrections
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                                               Share          Number of Shares
                                            Certificate        Represented by
                                             Number(s)         Certificate(s)
------------------------------------------------------------------------------

                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                        --------------------------------------
                                           Total Shares
------------------------------------------------------------------------------


               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     In connection with the merger (the "Merger") of CPEI Acquisition, Inc. ("Acquisition Corp."), a Delaware corporation owned by Andrew G. Vajna ("Vajna") and Valdina Corporation N.V. ("Valdina"), with and into Cinergi Pictures Entertainment Inc. (the "Company") pursuant to an Agreement of Merger, dated as of September 2, 1997, as amended (the "Merger Agreement"), by and among Acquisition Corp., Vajna, Valdina and the Company, the undersigned, the registered holder(s) of the stock certificate(s) (the "Certificate(s)") formerly representing shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, or the transferee or assignee of such registered holder(s), hereby surrenders the Certificate(s) in exchange for $2.52 in cash (without interest) per Share.

     The undersigned represents that he or she has full authority to surrender the Certificate(s), free and clear of all liens, restrictions, claims, charges and encumbrances, and acknowledges that ChaseMellon Shareholder Services, L.L.C. (the "Paying Agent") is relying on this representation in acting pursuant hereto. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Company or the Paying Agent in connection with the surrender of the Certificate(s). All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands that surrender is not made in acceptable form until receipt by the Paying Agent of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Paying Agent and the Company. All questions as to validity, form and eligibility of any surrender of Certificate(s) hereunder will be determined by the Paying Agent and the Company and such determination shall be final and binding.

     The Company has deposited in trust with the Paying Agent, for the ratable benefit of the holders of Certificates, the appropriate amount of cash to which such holders are entitled pursuant to the terms of the Merger Agreement. The Paying Agent shall, pursuant to irrevocable instructions, make the payments to the holders of Certificates as set forth in the Merger Agreement.

     The undersigned understands that payment for surrendered Certificate(s) will be made as promptly as practicable after surrender of Certificate(s) is made in acceptable form.

     Please issue and deliver the check in payment for the Certificate(s) surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "DESCRIPTION OF SHARES SURRENDERED" unless otherwise indicated under "SPECIAL PAYMENT INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS."

----------------------------------------         -------------------------------
     SPECIAL PAYMENT INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
      (See Instructions 2 and 5)                    (See Instructions 2 and 5)

    To be completed ONLY if the check(s)           To be completed ONLY if the
for surrendered Certificate(s) are to            check(s) for surrendered
be issued in the name of someone other           Certificate(s) are to be issued
than the undersigned.                            in the name of the undersigned,
                                                 but are to be sent to the
                                                 undersigned at an address other
                                                 than that set forth above.

                                                 Mail check to:
Issue check to:
                                                 Name:
Name:                                                 --------------------------
     ----------------------------------                       (Please Print)
               (Please Print)
                                                 Address:
Address:                                                 -----------------------
        -------------------------------
                                                 -------------------------------
---------------------------------------
                                                 -------------------------------
---------------------------------------                       (Include Zip Code)
                     (Include Zip Code)
---------------------------------------

 (Social Security Number or Taxpayer
  I.D. Number, See Substitute Form W-9
  on reverse side)
----------------------------------------         -------------------------------

                               YOU MUST SIGN BELOW

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                                    IMPORTANT
                             STOCKHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                  X
                   -------------------------------------------
                  X
                   -------------------------------------------
                            SIGNATURE(S) OF HOLDER(S)

 Dated:_________________, 199__

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or by a person(s) authorized to become a registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

Name(s):
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      --------------------------------------------------------
Address:
        ----------------------------------------------------------------------
------------------------------------------------------------------------------
                                                            (INCLUDE ZIP CODE)
Area Code and Telephone No.:
                            --------------------------------------------------
Taxpayer Identification or Social Security No.:
                                               -------------------------------
                    (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED--SEE INSTRUCTIONS 2 AND 3)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLACE MEDALLION GUARANTEE IN SPACE
BELOW.
Authorized Signature:
                     ---------------------------------------------------------
Name:
     -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
             -----------------------------------------------------------------
Address:
        ----------------------------------------------------------------------
                                                            (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            -----------------------------------
Dated: _____________________, 199_
------------------------------------------------------------------------------

                                  INSTRUCTIONS


     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). Please do not send your Certificate(s) directly to the Company. This Letter of Transmittal or a facsimile hereof, filled in and signed, must be used in connection with the delivery and surrender of Certificate(s). A Letter of Transmittal and the Certificate(s) must be received by the Paying Agent in satisfactory form in order to make an effective surrender. Certificate(s) evidencing all surrendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth on Page 1 hereof in order to receive payment for Shares. If Certificate(s) are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SURRENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     Surrender may be made by mail or hand delivery to ChaseMellon Shareholders Service, as Paying Agent, at the addresses shown on Page 1 of this Letter of Transmittal. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal. Signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program (each an "Eligible Institution") if (a) the Certificate(s) surrendered herewith are registered in a name other than that of the person surrendering the Certificate(s), or (b) the registered holder of the Certificate(s) surrendered herewith has completed either the box entitled "SPECIAL DELIVERY INSTRUCTIONS" or the box entitled "SPECIAL PAYMENT INSTRUCTIONS" on Page 2 hereof. See Instruction 3.

     3. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any Certificate surrendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered hereby, no endorsements of Certificate(s) or separate stock powers are required, unless payment is to be made to a person other than the registered holder(s), in which case, the Certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) surrendered hereby, the Certificate(s) surrendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Paying Agent and the Company of such person's authority so to act must be submitted to the Paying Agent.

     If Certificate(s) are registered in different names (e.g., "John Doe" and "J. Doe") or different forms of ownership (e.g., as joint holder and as a trustee), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificate(s) surrendered.

     4. VALIDITY OF SURRENDER, IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Certificate(s) hereunder will be determined by the Paying Agent and the Company, and such determination shall be final and binding. The Paying Agent and the Company reserve the right to waive any irregularities or defects in the surrender of any Certificate(s), and their interpretations of the terms and conditions of the Merger Agreement and this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If checks for surrendered Certificate(s) are to be issued in the name of someone other than the person(s) signing this Letter of Transmittal, the box entitled "SPECIAL PAYMENT INSTRUCTIONS" on the reverse hereof must be completed. If checks for surrendered Certificate(s) are to be issued to the person(s) signing this Letter of Transmittal but are to be sent to an address other than that shown in the box entitled "DESCRIPTION OF SHARES SURRENDERED" then the box entitled "SPECIAL DELIVERY INSTRUCTIONS" on the reverse hereof must be completed.

          If any check for surrendered Certificate(s) is to be issued to any person(s) other than the registered holder(s) of the surrendered Certificate(s) or if surrendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the amount payable for such Shares surrendered, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

     6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent at the addresses listed on Page 1 hereof.

     7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and number of Shares formerly represented thereby should be listed on a separately signed schedule affixed hereto.

     8. LOST CERTIFICATE(S). If any Certificate(s) representing Shares have been lost, destroyed or stolen, such fact should be indicated on the face of this Letter of Transmittal. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost, destroyed or stolen Certificate(s). No interest will be paid on amounts due for Certificate(s).

     9. SUBSTITUTE FORM W-9. Each person or entity surrendering Shares is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "IMPORTANT TAX INFORMATION" below. Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder of Shares to a penalty and a 31 percent federal income tax withholding on the payment of the amounts due for the Certificate(s). The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31 percent on payment of the amounts due for the Certificate(s) until a TIN is provided to the Paying Agent.

     10. REQUESTS FOR ASSISTANCE. If you need assistance in submitting Certificate(s) to the Paying Agent, you may contact the Paying Agent, at 85 Challenger Road, Ridgefield Park, NJ 07660, telephone number (800) 777-3674.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder is required by law to provide the Paying Agent (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is the stockholder's social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder pursuant to the Merger and this Letter of Transmittal may be subject to backup withholding of 31 percent.

     Certain stockholders are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such person must submit a statement, signed under penalties of perjury, attesting to such person's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31 percent of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder pursuant to the Merger and this Letter of Transmittal, the stockholder must notify the Paying Agent of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) such stockholder is exempt from backup withholding, or (2) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends, or
(3) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

     The stockholder is required to give the Paying Agent the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

--------------------------------------------------------------------------------
                  PART 1--PLEASE PROVIDE YOUR          Social Security Number or
                  TIN IN THE BOX AT RIGHT AND           Employer Identification
                  CERTIFY BY SIGNING AND DATING BELOW:           Number:
                                                           -------------------
                  --------------------------------------------------------------

SUBSTITUTE        PART 2--Certification--Under penalties of perjury,
Form W-9          I certify that: (1) The number shown on this form is my
Department of     correct Taxpayer Identification Number (or I am waiting for a
the Treasury      number to be issued to me) and (2) I am not subject to backup
Internal Revenue  withholding because: (a) I am exempt from backup withholding,
Service           or (b) I have not been notified by the Internal Revenue
                  Service (the "IRS") that I am subject to backup withholding as a result of a failure toreport all interest or dividends, or
                  (c) the IRS has notified me that I am no longer subject to backup withholding.

Payer's Request   Certification Instructions--You must cross out Item (2)
for Taxpayer      above if you have been notified by the IRS that you are
Identification    currently subject to backup withholding because of
Number ("TIN")    under-reporting interest or dividends on your tax return.
                  However, if after being notified by the IRS that you were
                  subject to backup withholding you received another
                  notification from the IRS that you are no longer subject
                  to backup withholding, do not cross out such Item (2).
                  ------------------------------------------------------------

        SIGN HERE                                                   PART 3--/ /
              --> SIGNATURE                   DATE      , 199      Awaiting TIN
                           ------------------     ------     --
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO CERTIFICATES SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                          Date                  , 199
         -----------------------------------------      ------------------    --
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                                      -6-